Financial Instruments	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

35. FINANCIAL INSTRUMENTS
Cenovus’s financial assets and financial liabilities consist of cash and cash equivalents, accounts receivable and accrued revenues, restricted cash, risk management assets and liabilities, accounts payable and accrued liabilities, short-term borrowings, lease liabilities, contingent payments, long-term debt and certain portions of other assets and other liabilities. Risk management assets and liabilities arise from the use of derivative financial instruments.
A) Fair Value of Non-Derivative Financial Instruments
The fair values of cash and cash equivalents, accounts receivable and accrued revenues, accounts payable and accrued liabilities, and short-term borrowings approximate their carrying amount due to the short-term maturity of these instruments.
The fair values of restricted cash, certain portions of other assets and other liabilities, approximate their carrying amount due to the specific non-tradeable nature of these instruments.
Long-term debt is carried at amortized cost. The estimated fair value of long-term debt was determined based on period-end trading prices of long-term debt on the secondary market (Level 2). As at December 31, 2023, the carrying value of Cenovus’s long-term debt was $7.1 billion and the fair value was $6.6 billion (December 31, 2022 carrying value – $8.7 billion, fair value – $7.8 billion).
The Company classifies certain private equity investments as FVOCI as they are not held for trading and fair value changes are not reflective of the Company’s operations. These assets are carried at fair value in other assets. Fair value is determined based on recent private placement transactions (Level 3) when available.
The following table provides a reconciliation of changes in the fair value of private equity investments classified as FVOCI:

	2023	2022
Fair Value, Beginning of Year	55	53
Acquisition	13	—
Changes in Fair Value	63	2
Fair Value, End of Year	131	55
B) Fair Value of Risk Management Assets and Liabilities
Risk management assets and liabilities are carried at fair value in accounts receivable and accrued revenues, accounts payable and accrued liabilities (for short-term positions), other liabilities and other assets (for long-term positions). Changes in fair value are recorded in (gain) loss on risk management.
The Company’s risk management assets and liabilities consist of crude oil, condensate, natural gas, and refined product futures, as well as renewable power, power and foreign exchange contracts. The Company may also enter into swaps, forwards, and options to manage commodity, foreign exchange and interest rate exposures.
Crude oil, natural gas, condensate, refined product and power contracts are recorded at their estimated fair value based on the difference between the contracted price and the period-end forward price for the same commodity, using quoted market prices or the period-end forward price for the same commodity extrapolated to the end of the term of the contract (Level 2). The fair value of foreign exchange rate contracts is calculated using external valuation models that incorporate observable market data and foreign exchange forward curves (Level 2).
The fair value of renewable power contracts are calculated using internal valuation models that incorporate broker pricing for relevant markets, some observable market prices and extrapolated market prices with inflation assumptions (Level 3). The fair value of renewable power contracts are calculated by Cenovus’s internal valuation team that consists of individuals who are knowledgeable and have experience in fair value techniques.
Summary of Risk Management Positions

	2023			2022
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Crude Oil, Natural Gas, Condensate and Refined Products	11	19	(8)	2	40	(38)
Power Swap Contracts	2	—	2	1	7	(6)
Renewable Power Contracts	18	—	18	90	—	90
	31	19	12	93	47	46
The following table presents the Company’s fair value hierarchy for risk management assets and liabilities carried at fair value:

As at December 31,	2023	2022
Level 2 – Prices Sourced From Observable Data or Market Corroboration	(6)	(44)
Level 3 – Prices Sourced From Partially Unobservable Data	18	90
	12	46
The following table provides a reconciliation of changes in the fair value of Cenovus’s risk management assets and liabilities:

	2023	2022
Fair Value of Contracts, Beginning of Year	46	(68)
Change in Fair Value of Contracts in Place at Beginning of Year	—	(5)
Change in Fair Value of Contracts Entered Into During the Year	(45)	(1,641)
Fair Value of Contracts Realized During the Year	9	1,762
Unrealized Foreign Exchange Gain (Loss) on U.S. Dollar Contracts	2	(2)
Fair Value of Contracts, End of Year	12	46
Offsetting Financial Assets and Liabilities
Cenovus offsets risk management assets and liabilities when the counterparty, currency and timing of settlement are the same.

	2023			2022
	Risk Management			Risk Management
As at December 31,	Asset	Liability	Net	Asset	Liability	Net
Recognized Risk Management Positions
Gross Amount	71	59	12	153	107	46
Amount Offset	(40)	(40)	—	(60)	(60)	—
Net Amount	31	19	12	93	47	46
The derivative liabilities do not have credit risk-related contingent features. Due to credit practices that limit transactions according to counterparties’ credit quality, the change in fair value through profit or loss attributable to changes in the credit risk of financial liabilities is immaterial.
Cenovus pledges cash collateral with respect to certain of these risk management contracts, which is not offset against the related financial liability. The amount of cash collateral required will vary daily over the life of these risk management contracts as commodity prices change. As at December 31, 2023, $47 million was pledged as cash collateral (December 31, 2022 – $211 million).
C) Earnings Impact of (Gains) Losses From Risk Management Positions

For the years ended December 31,	2023	2022
Realized (Gain) Loss	9	1,762
Unrealized (Gain) Loss	52	(126)
(Gain) Loss on Risk Management	61	1,636
Realized and unrealized gains and losses on risk management are recorded in the reportable segment to which the derivative instrument relates.
D) Fair Value of Contingent Payments
The variable payment (Level 3) associated with the Sunrise Acquisition is carried at fair value in the contingent payments. Fair value is estimated by calculating the present value of the expected future cash flows using an option pricing model, which assumes the probability distribution for WCS is based on the volatility of WTI options, volatility of Canadian-U.S. foreign exchange rate options and both WTI and WCS futures pricing that was discounted using a credit-adjusted risk-free rate. Fair value of the variable payment was calculated by Cenovus’s internal valuation team, which consists of individuals who are knowledgeable and have experience in fair value techniques. As at December 31, 2023, the fair value of the variable payment was estimated to be $164 million applying a credit-adjusted risk-free rate of 5.6 percent.
As at December 31, 2023, average WCS forward pricing for the remaining term of the variable payment is $71.86 per barrel. The average volatility of WTI options and the Canadian-U.S. foreign exchange rates was 39.4 percent and 5.8 percent, respectively.
As at December 31, 2023 and December 31, 2022, changes in WCS forward prices, with fluctuations in all other variables held constant, could have impacted earnings before income tax as follows:

		2023		2022
As at December 31,	Sensitivity Range	Increase	Decrease	Increase	Decrease
WCS Forward Prices	± $10.00 per barrel	(21)	45	(68)	157
As at December 31, 2023 and December 31, 2022, a 10 percent increase or decrease in WTI option price volatility, or a five percent increase or decrease in Canadian to U.S. dollar foreign exchange rate option volatility would have resulted in nominal changes to earnings before income tax.